UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 5, 2016

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On July 1, 2016, the Board of Directors (the “Board”) of Twitter, Inc. (“Twitter”) appointed Bret Taylor to serve as a member of the Board, effective immediately.  Mr. Taylor will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2017.  Twitter announced the appointment in a press release, which is attached as Exhibit 99.1.

Since, September 2012, Mr. Taylor, age 35, has served as the Chief Executive Officer and co-founder of Quip, Inc., a productivity software company.  Until June 2007, Mr. Taylor served as Group Product Manager at Google Inc., where he co-created Google Maps and the Google Maps API.  Mr. Taylor then joined Benchmark, a venture capital firm, as an entrepreneur-in-residence where he co-founded the social network Friendfeed, Inc.  Mr. Taylor was the Chief Executive Officer of FriendFeed until August 2009, when it was acquired by Facebook, Inc.  Mr. Taylor served as Chief Technology Officer of Facebook from August 2009 until the summer of 2012.  Mr. Taylor serves on the Board of Directors of TASER International, Inc., a protection technologies company.  Mr. Taylor holds a Bachelors of Science and a Master’s Degree in Computer Science from Stanford University.

In accordance with Twitter’s Outside Director Compensation Policy, which was described in Twitter’s proxy statement for its 2015 annual meeting of stockholders, Mr. Taylor is entitled to cash and equity compensation for service on the Board and its committees. Mr. Taylor executed Twitter’s standard form of indemnification agreement, which has been previously filed with the SEC.

There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which he was selected as a member of the Board. There are also no family relationships between Mr. Taylor and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Twitter, Inc. on July 5, 2016 announcing the appointment of Bret Taylor as a member of its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde General Counsel & Secretary

Date:  July 5, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Twitter, Inc. on July 5, 2016 announcing the appointment of Bret Taylor as a member of its Board of Directors.